Exhibit 32.2

THE PAWS PET COMPANY, INC.

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the interim report on Form 10-Q of The PAWS Pet Company, Inc. (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew C. Warner, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 15th day of August 2011.

/s/ Andrew C. Warner
Andrew C. Warner
Chief Financial Officer